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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)      JULY 31, 1998


                           KEITHLEY INSTRUMENTS, INC.
             (Exact name of registrant as specified in its charter)

               OHIO                      1-9965                  34-0794417
  (State or other jurisdiction of     (Commission           (I.R.S. Employer
  incorporation or organization)      File Number)          Identification No.)


                      28775 AURORA ROAD, SOLON, OHIO 44139
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (440) 248-0400

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Item 2.  Acquisition or Disposition of Assets.

On August 10, 1998, Keithley Instruments, Inc., (the "Company" or the "Registrant") sold certain assets of the Company used in the operation of its Radiation Measurements Division ("RMD") to Inovision Radiation Measurements, L.L.C. ("Inovision") pursuant to an Asset Purchase Agreement entered into on and effective as of July 31, 1998. The major asset categories include RMD's inventory, accounts receivable, machinery, equipment, furniture and other tangible personal property, and intangible assets including patents, technology and goodwill. The purchase price for the transaction was $8,215,000 in cash which was paid in full upon closing. Additionally, Inovision has assumed certain liabilities of RMD including accrued vacation, real estate taxes, accrued consultants, warranty, certain contracts and commissions, at an amount not to exceed $735,000.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b)       Pro Forma Financial Information.
         (i)    Introduction to Pro Forma Financial Statements
         (ii)   Unaudited Pro forma Consolidated Balance Sheet as of
                June 30, 1998
         (iii) Unaudited Pro forma Consolidated Statements of Income for the fiscal year ended September 30, 1997, and the nine months ended June 30, 1998
         (iv)   Notes

(c)       Exhibits.
         2(a) Plan of Acquisition, Reorganization, Arrangement, Liquidation or
              Succession



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INTRODUCTION TO PRO FORMA FINANCIAL STATEMENTS
----------------------------------------------

The unaudited pro forma consolidated statements of income for the year ended September 30, 1997 and the nine months ended June 30, 1998, present the operating results of Keithley Instruments, Inc., excluding the operations of its Radiation Measurements Division. The unaudited pro forma consolidated statements of income are presented as if the transaction had occurred at the beginning of the year ended September 30, 1997. The unaudited pro forma consolidated balance sheet has been prepared assuming the transaction had occurred as of June 30, 1998.

The net cash proceeds from the sale of RMD have been applied to reduce the company's long-term debt. The gain resulting from the sale of RMD has been excluded from the unaudited pro forma consolidated statements of income.

The unaudited pro forma information is not necessarily indicative of the results of operations or financial position that would have resulted had the sale occurred as of the dates and for the periods indicated, or which may be attained in the future. The unaudited pro forma consolidated financial statements and the notes thereto should be read in conjunction with the Company's historical financial statements and related notes thereto included in the Company's Annual Report on Form 10-K for the year ended September 30, 1997, and Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.




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


                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1998
                                 (In Thousands)


                                                     Historical    Elimination         Consolidating         Proforma
                                                      Balances      of RMD (a)        Adjustments (b)        Balances
                                                      --------      ----------        ---------------        --------

Assets
------

Current assets:
     Cash and cash equivalents                        $  2,412        $                    $2,359             $ 4,771
     Accounts receivable and other, net                 18,155          (1,059)                                17,096
     Inventories:
           Raw materials                                 7,512            (476)                                 7,036
           Work in process                               4,198            (486)                                 3,712
           Finished products                             3,912            (364)                                 3,548
                                                       -------        --------            -------             -------
             Total inventories                          15,622          (1,326)                 0              14,296
     Other current assets                                3,206              --                                  3,206
                                                       -------        --------            -------             -------
             Total current assets                       39,395          (2,385)             2,359              39,369
                                                       -------        --------            -------             -------

Property, plant and equipment, at cost                  42,825          (3,297)                                39,528
Less-Accumulated depreciation                           26,187          (1,743)                                24,444
                                                       -------        --------            -------             -------
Total property, plant and equipment, net                16,638          (1,554)                 0              15,084
                                                       -------        --------            -------             -------

Other assets                                            15,368          (1,122)                                14,246
                                                       -------        --------            -------             -------
Total assets                                           $71,401        $ (5,061)            $2,359             $68,699
                                                       =======        ========            =======             =======


Liabilities and Shareholders' Equity
------------------------------------

Current liabilities:
     Accounts payable                                  $ 6,357        $                    $  373             $ 6,730
     Accrued payroll and related expenses                4,815            (111)               783               5,487
     Other accrued expenses                              5,985            (215)               125               5,895
     Income taxes payable                                2,106                                861               2,967
                                                       -------        --------            -------             -------
           Total current liabilities                    19,263            (326)             2,142              21,079
                                                       -------        --------            -------             -------

Long-term debt                                          12,265                             (6,265)              6,000
Other long-term liabilities                              3,928                                                  3,928

Shareholders' equity:
     Paid-in-capital                                     8,867                                                  8,867
     Earnings reinvested in the business                27,636              24              1,723              29,383
     Other shareholders' equity                           (558)                                                  (558)
                                                       -------        --------            -------             -------
           Total shareholders' equity                   35,945              24              1,723              37,692
                                                       -------        --------            -------             -------
Total liabilities and shareholders' equity             $71,401        $   (302)           $(2,400)            $68,699
                                                       =======        ========            =======             =======



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              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997
               (In Thousands of Dollars Except for Per Share Data)


                                                     Historical     Elimination        Consolidating         Proforma
                                                       Results       of RMD (c)        Adjustments (d)        Results
                                                       -------       ----------        ---------------        -------


Net sales                                            $ 123,295       $   9,746         $                    $ 113,549

Cost of goods sold                                      51,924           5,132                                 46,792

Selling, general and administrative
  expenses                                              51,011           4,042                                 46,969

Product development expenses                            17,233           1,120                                 16,113

Special charges                                            771                                                    771

Net financing expenses                                   1,145              --                550                 595
                                                     ---------       ---------            -------            --------


Income (loss) before income taxes                        1,211            (548)              (550)              2,309

Income taxes (benefit)                                     421            (181)              (182)                783
                                                       -------        --------          ---------            --------


Net income (loss)                                    $     790       $    (367)        $     (369)           $  1,526
                                                      ========        ========          =========             =======


Basic income (loss) per share                        $    0.10       $    (0.05)       $    (0.05)          $    0.20
                                                      ========        =========         =========            ========

Diluted income (loss) per share                      $    0.10       $    (0.05)       $    (0.05)          $    0.19
                                                      ========        =========         =========            ========

Average number of shares outstanding (in thousands):

Basic                                                    7,588                                                  7,588
Diluted                                                  7,867                                                  7,867


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              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE NINE MONTHS ENDED JUNE 30, 1998
               (In Thousands of Dollars Except for Per Share Data)


                                                     Historical    Elimination          Consolidating       Proforma
                                                       Results      of RMD (c)         Adjustments (d)      Results
                                                       -------      ----------         ---------------      -------

Net sales                                            $  89,897        $  8,070           $                  $  81,827

Cost of goods sold                                      38,182           4,318                                 33,864

Selling, general and administrative
  expenses                                              36,499           3,143                                 33,356

Product development expenses                            10,271             549                                  9,722

Special charges                                            335                                                    335

Net financing expenses                                     816              --                435                 381
                                                      --------       ---------             ------            --------


Income (loss) before income taxes                        3,794              60               (435)              4,169

Income taxes (benefit)                                   1,252              20               (144)              1,376
                                                       -------          ------            --------            -------


Net income (loss)                                     $  2,542       $      40           $   (291)           $  2,793
                                                       =======        ========            =======             =======


Basic income (loss) per share                        $    0.33        $   0.01           $  (0.04)          $    0.36
                                                      ========         =======            =======            ========

Diluted income (loss) per share                      $    0.32        $   0.01           $  (0.04)          $    0.35
                                                      ========         =======            =======            ========

Average number of shares outstanding (in thousands):

Basic                                                    7,777                                                  7,777
Diluted                                                  8,029                                                  8,029


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NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
-------------------------------------------------

(a) Elimination of assets sold to and liabilities assumed by the buyer reflect the terms of the Asset Purchase Agreement.

(b) The consolidating adjustments include/reflect:

    - The repayment of long-term debt to $6,000 using the net cash proceeds from the sale.
    - Additional liabilities that are directly attributable to the sale such as severance costs, legal and accounting fees and broker fees.
    -    Retained earnings as a result of the sale.

(c) Includes the actual results of the Radiation Measurements Division for the applicable reporting period, less interest allocations.

(d) Consolidated adjustments for net financing expenses assume the pay down of an additional $8,215 of long-term debt at October 1, 1996, (not to a level below $6,000) at an average interest rate of 6.7 percent for the applicable period.




SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KEITHLEY INSTRUMENTS, INC.
                                    (Registrant)


Date:  August 17, 1998               /s/  Ronald M. Rebner
                                     -------------------------------------------
                                     Ronald M. Rebner
                                     Vice President and Chief Financial Officer



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